Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,215,153.30
Previously Paid Amount	0.00
Total Fee Amount	4,310.81
Total Offset Amount	0.00
Net Fee	$ 4,310.81
Final Prospectus	false